EXHIBIT 10.15

SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT dated as of March 20, 2009 among the parties listed on Exhibit A hereto (collectively, the “Subordinated Creditors”), PERF-GO GREEN, INC., a Delaware corporation (the “Client”), PERF GO-GREEN HOLDINGS, INC., a Delaware corporation (the “Guarantor”) (the Client and the Guarantor herein collectively called the “Debtors” and each a “Debtor”), and STAR FUNDING, INC., a New York corporation (the “Senior Creditor”).

RECITALS:

A.              Concurrently herewith, the Client and the Senior Creditor are entering into (i) a Supply Agreement dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, herein called the “Supply Agreement”), pursuant to which the Senior Creditor is agreeing to supply, or extend credit to the Client in order to enable it to purchase, Goods (as defined in the Supply Agreement) and (ii) a Factoring Agreement dated as of the date hereof (as it maybe amended, supplemented or otherwise modified from time to time, herein called the “Factoring Agreement”), pursuant to which the Senior Creditor is agreeing to purchase certain Accounts Receivable of the Client.

B.           Concurrently herewith, (a) the Guarantor is (i) executing and delivering a Guarantee of even date herewith (the “Guarantee”), pursuant to which it is guaranteeing the payment and performance in full when due of the Client’s obligations to the Senior Creditor under the Factoring Agreement, the Supply Agreement and all related instruments and documents and (ii) issuing a Warrant of even date herewith in favor of the Senior Creditor, and (b) the Client and the Guarantor are each executing and delivering a security agreement, pursuant to which they are granting to Senior Creditor a security interest in all of their respective assets, in order to secure their respective obligations under the Senior Credit Documents.

C.           The Subordinated Creditors have previously made available to the Guarantor certain loans, pursuant to the Subordinated Credit Documents (as hereinafter defined). In connection therewith, the Guarantor and/or Client have executed the Subordinated Security Documents and Subordinated Warrant Documents (in each case as hereinafter defined) in favor of the Subordinated Creditors.

D.           The Senior Creditor and the Subordinated Creditors wish to set forth their agreement as to certain of their respective rights, obligations and priority with respect to the Debtors’ obligations under the Senior Credit Documents and Subordinated Credit Documents.

E.           The Senior Creditor is not willing to execute the Senior Credit Documents or to supply Goods or extend credit to the Client thereunder unless the Subordinated Creditors have executed and delivered this Subordination Agreement and have subordinated the Subordinated Debt (as defined below) pursuant hereto.

ACCORDINGLY, in consideration of the premises, and in order to induce the Senior Creditor to execute and deliver the Supply Agreement and the Factoring Agreement, and to supply Goods and extend credit to the Client thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditors and the Debtors hereby agree with the Senior Creditor as follows:

1.           Certain Definitions.

(a)           Capitalized terms that are defined in the Factoring Agreement and/or Supply Agreement and are not otherwise defined herein have the respective meanings ascribed to them in such agreements and, in addition, the following terms have the following meanings:

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§101 et seq.

“Client” ”  has the meaning specified in the Preamble.

“Creditor” means the Senior Creditor or any Subordinated Creditor; and “Creditors” means the Senior Creditor and the Subordinated Creditors, collectively.

“Debtor” and “Debtors” have the meanings specified in the Preamble.

“Distribution” means, with respect to any indebtedness or obligation, (a) any payment or distribution by any person or entity of cash, securities or other property, by set-off or otherwise, on account of such indebtedness or obligation or (b) any redemption, purchase or other acquisition of such indebtedness or obligation by any person or entity. Restrictions on Distributions set forth herein shall not be construed as limiting any restrictions on Distributions or other payments set forth in the Senior Credit Documents.

“Factoring Agreement” has the meaning specified in Recital A.

“Guarantor” has the meaning specified in the Preamble.

“Lien” means any mortgage, pledge, hypothecation, assignment, security deposit arrangement, encumbrance, lien (whether statutory, consensual or otherwise), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

“Obligations” means all obligations of the Debtors to Senior Creditor under the Senior Credit Documents and/or to Subordinated Creditors under the Subordinated Credit Documents, as the context may require.

“Paid in Full” or “Payment in Full” means, with respect to any Obligations, that: (a) all of such Obligations have been indefeasibly paid in full in cash and all commitments to lend under the relevant Documents have been terminated, (b) no person or entity has any further right to obtain any loans, letters of credit, bankers’ acceptances, or other extensions of credit under the documents relating to such Obligations, and (c) any and all letters of credit, bankers’ acceptances or similar instruments issued under such documents have been cancelled and returned in accordance with the terms of such documents.

“Post-Petition Interest” means any interest accrued on the Senior Debt after the commencement of a Proceeding with respect to any Debtor.

“Proceeding” means as to any Debtor, any of the following: (i) any case or proceeding under the Bankruptcy Code or any other Federal or State bankruptcy, insolvency, reorganization or other law affecting creditors’ rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Debtor, (ii) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Debtor or any of its assets, (iii) any proceeding for liquidation, dissolution or other winding up of the business of such Debtor, or (iv) any assignment for the benefit of creditors or any marshalling of assets of such Debtor.

“Security Documents” means the Senior Security Documents and the Subordinated Security Documents, collectively.

“Senior Credit Documents” means, collectively, the Factoring Agreement, the Supply Agreement, the Senior Warrant Documents, the Senior Security Documents, and all other agreements, instruments and documents governing or relating to the Senior Debt or any portion thereof.

“Senior Debt” means all “Obligations”, as such term is defined in the Senior Credit Documents, and all extensions, modifications, deferrals or renewals thereof

“Senior Security Documents” means, collectively, the Security Agreements dated as of the date hereof by the Client and the Guarantor, respectively, in each case in favor of the Senior Creditor (as each may be amended, restated, supplemented or otherwise modified from time to time), all financing statements relating thereto, and all other agreements, instruments or documents which create, grant, evidence or serve to perfect, protect or provide notice of the Senior Creditor’s security interests in the assets of the Debtors.

“Senior Warrant Documents” means, collectively, that certain Warrant to Purchase Shares of the Guarantor by the Guarantor in favor of Senior Creditor dated as of the date hereof, that certain letter agreement of even date herewith by the Debtors in favor of the Senior Creditor and any and all other agreements, instruments or documents related to or executed in connection with the foregoing.

“Specified IP Collateral” means all patents and patent applications and the inventions and improvements described and claimed therein, all patentable inventions, all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, and any agreement providing for the grant by or to the Debtor of any right to use any such patent or trademark.

“Standstill Period” means the period commencing on the date the Senior Creditor receives written notice from a Subordinated Creditor pursuant to Section 7(c) that such Creditor intends to take an enforcement action against any of the assets of a Debtor and ending on the earlier to occur of(a) the 180tb day following the Senior Creditor’s receipt of such notice and (b) the commencement of any Proceedings against the Client (whether voluntary or involuntary) that are not initiated by any of the Subordinated Creditors or any group to which any Subordinated Creditor is a party.

“Subordinated Credit Documents” means, collectively, the documents listed in Schedule I hereto and all other agreements, instruments and documents governing or relating to the Subordinated Debt or any portion thereof.

“Subordinated Debt” means collectively all obligations, liabilities and indebtedness of every kind, nature and description owing by the Debtors to the Subordinated Creditors evidenced by or arising under the Subordinated Credit Documents, including, without limitation, the indebtedness specified in Schedule I hereto, and all extensions, deferrals or renewals thereof.

“Subordinated Security Documents” means, collectively, that certain Security Agreement by the Guarantor in favor of Subordinated Creditors dated as of June 10, 2008, that certain Intellectual Property Security Agreement by the Guarantor and Client in favor of Subordinated Creditors dated as of June 10, 2008, and any and all other agreements, instruments or documents which create, grant, evidence or serve to perfect, protect or provide notice of the Subordinated Creditors’ respective security interests in the assets of the Debtors.

“Subordinated Warrant Documents” means, collectively, (i) those certain Warrants to Purchase Common Stock of the Guarantor dated May 13, 2008 and June 10, 2008 and (ii) that certain Registration Rights Agreement, in each case by the Guarantor in favor of Subordinated Creditors dated as of June 10, 2008, and any and all other agreements, instruments or documents related to or executed in connection with (i) and (ii).

“Supply Agreement” has the meaning specified in Recital A.

(b)           Unless otherwise expressly specified herein, defined terms denoting the singular number shall, when in the plural form, denote the plural number of the matter or item to which such defined terms refer, and vice-versa.

(c)           Words of the neuter gender mean and include correlative words of the masculine and feminine gender.

(d)           Section, Exhibit, and Schedule headings used in this Agreement are for convenience only and shall not affect the construction or meaning of any provisions of this Agreement.

(e)           Unless otherwise specified, the words “hereof’, “herein”, “hereunder” and other similar words refer to this Agreement as a whole and not just to the Section, subsection or clause in which they are used; and the words “this Agreement” refer to this Subordination Agreement, as amended, modified or supplemented from time to time.

(f)           Unless otherwise specified, references to Sections, Recitals, Exhibits or Schedules are references to Sections of, and Recitals, Exhibits, and Schedules to, this Agreement.

2.           Subordination of Debt.

(a)           Subject to the terms and conditions herein, the Subordinated Debt shall be subordinate and subject in right of payment, in all respects, to all Senior Debt. Except as provided in paragraph (b) below, until the Payment in Full of the outstanding amount of all Senior Debt, including, without limitation, the outstanding principal of and all accrued interest on any advances made by the Senior Creditor and the expiration or termination of the Senior Credit Documents (i) no Debtor shall make any payment in respect of, and no Subordinated Creditor shall accept any payment from any Debtor on account of; the Subordinated Debt or any portion thereof, (ii) no Debtor shall purchase or otherwise acquire, and no Subordinated Creditor shall sell to the Debtor, the Subordinated Debt or any portion thereof, and (iii) no Debtor shall permit any of its assets to be applied to the satisfaction or acquisition of, and no Subordinated Creditor shall resort to or have any recourse against any assets of any Debtor to satisfy, the Subordinated Debt or any portion thereof

(b)           Anything in this Agreement to the contrary notwithstanding, the Guarantor may make scheduled payments of interest pursuant to those certain 10% Senior Secured Convertible Debentures dated May 13, 2008 and June 10, 2008, in the original aggregate principal amount of up to $5,400,000, in favor of Subordinated Creditors (the “Subordinated Debentures”), so long as: (i) immediately prior and after giving effect thereto there shall exist no Default or Event of Default under the Senior Credit Documents and (ii) such payments are made at the times and in in amounts not exceeding the amounts required by Section 2 of the Subordinated Debentures, as in effect on the date hereof (and which provision is subject to Section 7(d) hereof).

(c)           If any payment or distribution of assets of any Debtor of any kind or character (other than the Specified IP Collateral), whether in cash, property or securities, shall be received by a Subordinated Creditor on account of the Subordinated Debt before all Obligations under the Senior Debt are terminated, which payment or distribution is inconsistent with the provisions of this Agreement, such payment or distribution shall be held in trust by such Subordinated Creditor for the benefit of the Senior Creditor, and shall be paid over or delivered to the Senior Creditor to the extent necessary to pay all Obligations under the Senior Debt in frill, after giving effect to any concurrent payment or distribution on such Senior Debt.

(d)           If any payment or distribution of assets of any Debtor which constitutes Specified IP Collateral, whether in cash, property or securities, shall be received by Senior Creditor on account of the Senior Debt before all Obligations under the Subordinated Debt are terminated, which payment or distribution is inconsistent with the provisions of this Agreement, such payment or distribution shall be held in trust by the Senior Creditor for the benefit of the Subordinated Creditors, and shall be paid over or delivered to the Subordinated Creditors to the extent necessary to pay all Obligations under the Subordinated Debt in full, after giving effect to any concurrent payment or distribution on such Subordinated Debt.

(e)           The Debtors, the other Creditors, and any receiver, trustee in bankruptcy, liquidating trustee or other person making payments to creditors of the Debtors may rely conclusively on any certification by the Senior Creditor or Subordinated Creditors as to the outstanding amount of Obligations under the Senior Debt or Subordinated Debt, respectively.

3.           Subordination of Liens.

(a)           The liens and security interests of the Senior Creditor in the respective assets of the Debtors other than the Specified IP Collateral shall be prior and superior to any liens and security interests of any Subordinated Creditor therein, and each Subordinated Creditor hereby expressly subordinates any liens and security interests such Subordinated Creditor may hold from time to time in any assets of a Debtor other than the Specified IP Collateral to the Senior Creditor’s liens and security interests therein.

(b)           The liens and security interests of the Subordinated Creditors in the Specified IP Collateral shall be prior and superior to any liens and security interests of the Senior Creditor therein, and the Senior Creditor hereby expressly subordinates any liens and security interests the Senior Creditor may hold from time to time in the Specified IP Collateral to the Subordinated Creditors’ respective liens and security interests therein.

(c)           The priorities specified in this Agreement are applicable irrespective of the time or order of attachment or perfection of the Creditors’ respective liens and security interests or the time or order of execution, filing or recording of the Security Documents or the giving, or the failure to give, notice of any lien or security interest.

(c)           So long as any portion of the Senior Debt shall remain outstanding, the Senior Creditor may at all times, in its sole and absolute discretion, exercise any and all powers and rights it may now or at any time hereafter have against the assets of the Debtors or any portion thereof; except for the Specified IP Collateral, including, without limitation, the right to foreclose or otherwise realize upon them and the right to exercise any remedy available to it under the Senior Credit Documents or applicable law, all without the necessity of obtaining any consent or approval of the Subordinated Creditors and without any accountability to the Subordinated Creditors. The Senior Creditor shall have no liability to the Subordinated Creditors or any of them for any action taken or failure to act with respect to any asset of the Debtors, except for the Specified IP Collateral, in its possession beyond the exercise of reasonable care to assure the safe custody thereof

(d)           Any amounts realized by the Senior Creditor or any Subordinated Creditor upon the sale or other disposition of:

(i)            any assets of any Debtor other than the Specified IP Collateral shall be applied, first, to the payment of any costs and expenses incurred by Senior Creditor in connection with such foreclosure or exercise, second, to the Payment in Full of the Senior Debt in such order and manner as the Senior Creditor may determine in its sole and absolute discretion, third, after Payment in Full of the Senior Debt, to the Payment in Full of the Subordinated Debt in such order and manner as the Subordinated Creditors may together determine in their sole and absolute discretion and, fourth, after the Payment in Full of the Senior Debt and the Subordinated Debt, to such Debtor or as otherwise directed by a court of competent jurisdiction; and

(ii)            any Specified IP Collateral shall be applied, first, to the payment of any costs and expenses incurred by the Creditors in connection with such foreclosure or exercise, second, to the Payment in Full of the Subordinated Debt in such order and manner as the Subordinated Creditors may together determine in their sole and absolute discretion, third, after Payment in Full of the Subordinated Debt, to the Payment in Full of the Senior Debt in such order and manner as the Senior Creditor may determine in its sole and absolute discretion and, fourth, after the Payment in Full of the Senior Debt and the Subordinated Debt, to such Debtor or as otherwise directed by a court of competent jurisdiction.

(e)           With respect to the collection of the proceeds of any policy of insurance, the proceeds of which are assigned to a Creditor pursuant to any Security Document, the Creditors shall join in any instructions to the insurance companies involved so that the proceeds will be delivered to the parties entitled thereto pursuant to the terms of this Agreement.

4.           Further Assurances. The Debtors and the Subordinated Creditors agree to execute and deliver to the Senior Creditor, at the expense of the Debtors, such further instruments, and to take such further action, as the Senior Creditor or the Subordinated Creditors may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement. Each Subordinated Creditor hereby agrees to take any reasonable action and execute any instrument that the Senior Creditor may deem necessary or advisable to accomplish the purposes hereof; including but not limited to the execution, acknowledgment, filing and/or recordation, as applicable, of such instruments as the Senior Creditor, in its sole discretion, shall deem necessary, appropriate and/or advisable with respect to the enforcement and administration of the Senior Debt and the furtherance of the collection thereof

5.           Consent: Subordination Absolute.

(a)           Each Subordinated Creditor hereby consents to the execution, delivery and performance by each Debtor of the Supply Agreement, the Factoring Agreement and the other Senior Credit Documents to which it is a party and the consummation of the transactions contemplated thereby, and hereby acknowledges and confirms that such execution, delivery, performance and consummation do not violate any term, covenant or condition of any Subordinated Credit Document or any other agreement, instrument or document to which such Subordinated Creditor is a party or which inures to such Subordinated Creditor’s benefit, or constitute a default thereunder.

(b)           No extension, renewal, modification, forbearance or waiver of the Senior Debt or any portion thereof or of any terms of the Supply Agreement, the Factoring Agreement, the other Senior Credit Documents, or any other instrument or document referred to in such documents, and no release, modification or substitution of any collateral therefor, shall affect, modify or impair the subordination provided for herein or the rights of the Senior Creditor hereunder.

6.           Representations and Warranties of the Subordinated Creditors. Each Subordinated Creditor hereby severally and not jointly represents and warrants to the Senior Creditor that:

(a)           Such Subordinated Creditor has frill legal capacity to execute and deliver this Agreement, to subordinate the Subordinated Debt pursuant hereto, and to incur and perform the obligations provided for herein.

(b)           The execution, delivery and performance of this Agreement by such Subordinated Creditor, the subordination of the Subordinated Debt pursuant hereto and the incurrence and performance of the obligations provided for herein will not (1) violate any law or regulation applicable to such Subordinated Creditor or any of such Subordinated Creditor’s properties, (2) violate or constitute (with due notice or lapse of time or both) a default under any provision of any indenture, agreement, license or other instrument to which the Subordinated Creditor is a party or by which such Subordinated Creditor or such Subordinated Creditor’s properties may be bound or affected, (3) violate any order of any court, tribunal or governmental agency binding upon such Subordinated Creditor or any of such Subordinated Creditor’s properties or (4) result in the creation or imposition of any lien or encumbrance of any nature whatsoever upon any assets or revenues of such Subordinated Creditor.

(c)           No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by such Subordinated Creditor of this Agreement or for the validity or enforceability hereof

(d)           This Agreement constitutes the legal, valid and binding obligation of such Subordinated Creditor, enforceable against such Subordinated Creditor in accordance with its terms.

(e)           Schedule I accurately lists all of the agreements, instruments and documents in effect on the date hereof which govern or relate to the Subordinated Debt with respect to such Subordinated Creditor and (with respect to each Subordinated Creditor on its own behalf) correctly sets forth the amount of Subordinated Debt of the Debtors with respect to such Subordinated Creditor outstanding on the date hereof; the character of such Subordinated Debt, the interest rate applicable thereto and the maturity thereof

(f)           The Subordinated Credit Documents are in full force and effect and, to the knowledge of the Subordinated Creditors, no default has occurred thereunder.

(g)           To such Subordinated Creditor’s knowledge, the information, schedules, exhibits and reports furnished by such Subordinated Creditor to the Senior Creditor in connection with the negotiation and preparation of this Agreement did not contain any omissions or misstatements of fact which would make the statements contained therein misleading or incomplete in any material respect.

(h)           Warrants. Such Subordinated Creditor acknowledges that Senior Creditor has been granted certain warrants to purchase shares of stock in the Guarantor, as set forth more filly in the Senior Warrant Documents. With respect thereto, Subordinated Creditor hereby consents to the granting of such warrants pursuant to, and the exercise by Senior Creditor of any of its rights under, the Senior Warrant Documents, and agrees that neither the execution nor performance of such documents in accordance with their terms shall trigger any anti-dilutive provisions of the Subordinated Warrant Documents or Subordinated Debentures.

7.           Covenants of Subordinated Creditors. Each Subordinated Creditor hereby agrees that, so long as the Client may incur obligations to the Senior Creditor under the Factoring Agreement and/or Supply Agreement, and until the Senior Debt has been Paid in Full, such Subordinated Creditor shall not, without the prior written consent of the Senior Creditor:

(a)           Except as permitted by Section 2(b) hereof, accept any payments or prepayments of the Subordinated Debt by the Debtor or out of any of Debtor’s assets or sell the Subordinated Debt or any portion thereof to any Debtor.

(b)           Permit the Subordinated Debt with respect to such Subordinated Creditor or any portion thereof to be secured by any lien on any assets of any Debtor, other than (i) liens on the Specified IP Collateral, which liens are in existence as of the date hereof; and (ii) liens that are subordinated to the liens of the Senior Creditor on such assets (other than the Specified IP Collateral) pursuant to this Agreement.

(c)           Take any action to enforce its rights and remedies relating to the Subordinated Debt or any portion thereof against any Debtor, unless it has given written notice of its intention to do so to Senior Creditor and the Standstill Period has ended; such enforcement actions shall include, without limitation, any of the following:

(i)
accelerate the Subordinated Debt or any portion thereof; accept any prepayment of the Subordinated Debt, or require that the Subordinated Debt or any portion thereof be paid prior to the stated maturity thereof or prior to any regularly scheduled dates of payment;

(ii)
commence any proceeding against any Debtor or against any properties or assets of any Debtor (including without limitation, the Specified IP Collateral), including, without limitation, any proceeding under the Federal Bankruptcy Code or any other bankruptcy, insolvency, reorganization, arrangement, liquidation, dissolution, moratorium or similar law of the United States of America or any other jurisdiction, or apply for a trustee, receiver or custodian (however named) for all or a substantial part of the property of any Debtor; or

(iii)
foreclose on, or exercise any other remedy available to such Subordinated Creditor by contract, at law or in equity, against any asset of any Debtor (including without limitation, the Specified IP Collateral).

(d)           Modify or amend, or consent to the modification or amendment of, or permit any Debtor to modify or amend, any Subordinated Credit Document solely to the extent such modification would increase the interest rate specified in the Subordinated Credit Documents, accelerate any payments thereunder, or otherwise adversely affect the Senior Creditor’s rights pursuant to this Agreement or any of the Senior Credit Documents or the Debtor’s ability to perform its obligations thereunder.

(e)           Contest the validity, perfection, priority or enforceability of any lien or security interest granted to the Senior Creditor in any property or assets of any Debtor, except with respect to liens granted to the Senior Creditor in the Specified IP Collateral.

8.           Covenants of Senior Creditor. Senior Creditor hereby agrees that, so long as the Subordinated Debt remains outstanding and until the Subordinated Debt has been Paid in Full, without prior written notice to the Subordinated Creditors, Senior Creditor shall not:

(a)	Take any action to enforce its rights and remedies against any of the Specified IP Collateral, unless it has given written notice of its intention to do so to the Subordinated Creditors; or

(b)	Contest the validity, perfection, priority or enforceability of any lien or security interest granted to the Subordinated Creditors in any Specified IP Collateral.

The foregoing provisions of Sections 7 and 8 are solely for the purposes of defining the relative rights and obligations of the Creditors to each other and shall not limit or otherwise affect any rights which any Creditor may have against the Debtors under the terms of any agreement or instrument executed in connection with such Creditor’s Senior Debt or Subordinated Debt, as applicable..

9.           Covenants of Debtors. Each Debtor hereby agrees that, so long as the Client may incur obligations to the Senior Creditor under the Factoring Agreement and/or Supply Agreement, and until the Senior Debt has been Paid in Full, such Debtor shall not, without the prior written consent of the Senior Creditor:

(a)           Except as permitted by Section 2(b) hereof; pay or purchase the Subordinated Debt or any portion thereof

(b)           Permit the Subordinated Debt or any portion thereof to be secured by any lien on any assets of such Debtor, other than (i) liens on the Specified IP Collateral, which liens are in existence as of the date hereof; and (ii) liens that are subordinated to the liens of the Senior Creditor on such assets pursuant to this Agreement.

(c)           Modify or amend, or consent to the modification or amendment of; or permit any Subordinated Creditor to modify or amend, any Subordinated Credit Document.

10.           Bankruptcy Matters.

(a)           In connection with any Proceeding, the agreements contained in this Agreement shall remain in full force and effect and enforceable pursuant to their terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to any Debtor shall be deemed to apply to such Debtor as debtor-in-possession and to any trustee or receiver for the estate of such Debtor.

(b)           In the event of and during the continuance of any Proceeding, all Senior Debt shall be Paid in Full before any payment or Distribution of any kind or character, whether in cash, securities or other property, may be made to or retained by any Subordinated Creditor on account of any Subordinated Debt other than those payment specifically permitted by Section 2 hereof In the event of and during the continuation of any Proceeding, any payment or Distribution in any such Proceeding of any kind or character, whether in cash, securities or other property that would otherwise (but for this Agreement) be payable or deliverable in respect of the respective Subordinated Debt, shall be paid or delivered by the person making such Distribution or payment, whether a trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent, or otherwise, directly to the Senior Creditor for application to payment of the Senior Debt. In the event that, notwithstanding the foregoing, any payment or distribution of assets or securities, or the proceeds of any thereof; shall be collected or received by a Subordinated Creditor in contravention of any of the terms of this Agreement, such payment or distribution shall be received in trust by the respective Subordinated Creditor as the property of and for the benefit of the Senior Creditor, and shall be promptly paid over to the Senior Creditor in accordance with Section 2(c) above.

(c)           In connection with any Proceeding, the Creditors agree that they will not initiate, prosecute, facilitate or assist with any other person or entity to initiate or prosecute any claim, action or other proceeding (i) contesting or challenging the validity or enforceability of this Agreement, (ii) contesting or challenging the validity, perfection, priority (as set forth in Section 3) or enforceability of any Liens of any Secured Creditor, or (iii) seeking to enjoin any collection, enforcement, disposition or acceptance of; or other remedial action with respect to, any assets of any Debtor by any Secured Creditor that is consistent with the terms of this Agreement.

(d)           If in or as a result of any Proceeding, any Creditor disgorges, returns, refunds or repays to any Debtor or any trustee, receiver, liquidation agent, or committee appointed in such Proceeding, or any similar party, any payment of an interest of any Debtor in property, or proceeds of any Collateral in connection with any action, suit or proceeding alleging that such Creditor’s receipt of such payment or proceeds was a transfer voidable or avoidable under state or federal law (a “Recovery”), whether by settlement, pursuant to an order of a court, or otherwise, then such Creditor shall be deemed not to have ever received such payment or proceeds for purposes of this Agreement in determining whether and when any discharge of debt shall have occurred and any payments or distributions received by any other Creditor prior to such Recovery shall be delivered to the appropriate Creditor pursuant to Section 3(d)(i).

(e)           Each Subordinated Creditor agrees that Senior Creditor may consent to the use of cash collateral or provide financing to any Debtor on such terms and conditions and in such amounts as Senior Creditor, in its sole discretion, consistent with the terms of this Agreement, may decide and, in connection therewith, any Debtor may grant to Senior Creditor liens and security interests upon all of the property of such Debtor, which liens and security interests (i) shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the commencement of any Proceeding or at any time thereafter) and all other financing provided by Senior Creditor during the Proceeding and (ii) shall be superior in priority to the Liens and security interests, if any, in favor of the Subordinated Creditors on the Collateral. Each Subordinated Creditor agrees that it will not object to or oppose a sale or other disposition of any property securing all of any part of the Senior Debt free and clear of security interests, liens or other claims of such Subordinated Creditor under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if Senior Creditor has consented to such sale or disposition. Each Subordinated Creditor agrees not to assert any right it may have to “adequate protection” of such Subordinated Creditor’s interest in any Collateral in any Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to any Collateral without the prior written consent of Senior Creditor. Each Subordinated Creditor waives any claim it may now or hereafter have arising out of Senior Creditor’s election, in any Proceeding instituted under the Bankruptcy Code, of the application of Section 1111 (b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Debtor, as debtor-in-possession. Each Subordinated Creditor further agrees that it will not participate or seek to participate on any creditor’s committee without Senior Creditor’s prior written consent.

(f)           Each Subordinated Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Obligations owing to it requested by Senior Creditor in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Senior Creditor its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of such Subordinated Creditor promptly to do so at least 15 days before the expiration of the time to file any such proof of claim and (ii) vote such claim in any such Proceeding upon the failure of such Subordinated Creditor to do so at least 5 days before the expiration of the time to vote any such claim; provided that Senior Creditor shall have no obligation to execute, verify, deliver and/or file any such proof of claim or to vote any such claim. In the event that Senior Creditor votes any claim in accordance with the authority granted hereby, the relevant Subordinated Creditor shall not be entitled to change or withdraw such vote.

(g)           The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Creditor and Subordinated Creditors even if all or part of the Senior Debt or the Liens or security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding. This Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

(h)           Except as restricted by this Agreement, each Subordinated Creditor shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person or entity objecting to or otherwise seeking the disallowance of the claims of such Subordinated Creditor. Consistent with the terms of this Agreement, each Subordinated Creditor shall be entitled to file any other pleadings, objections, motions or agreements which assert the rights or interests available to unsecured creditors of any Debtor arising under either the Bankruptcy Code or applicable non-bankruptcy law.

11.           Legend on Subordinated Notes. Each Subordinated Creditor shall promptly cause a conspicuous legend to be placed on any promissory note that evidences or may from time to time hereafter evidence the Subordinated Debt or any portion thereof; to the following effect:

“This Note and the indebtedness evidenced hereby is subject to the restrictions contained in a Debt Subordination Agreement dated as of March 12, 2009, by and among the Subordinated Creditors described therein and Star Funding, Inc., and each holder of this Note, by its or his acceptance hereof, shall be bound by said Agreement.”

12.           Subrogation. Subject to the Payment in Full of all Senior Debt, the holders of the Subordinated Debt shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of cash, property or securities of the Debtors made on the Senior Debt, until the Subordinated Debt shall be Paid in Full and the Obligations thereunder shall be terminated. No payments or distributions on the Subordinated Debt of any cash, property or securities which any holder of Subordinated Debt pays or delivers to any holder of Senior Debt pursuant to the subordination provisions contained in Section 2 shall be deemed to be a payment by the Debtors to or on account of the Senior Debt.

13.           Cumulative Rights. Each and every right granted to the Senior Creditor hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time.

14.           Waivers and Amendments. No failure on the part of the Senior Creditor to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy hereunder shall operate as a waiver thereof or of any default hereunder, nor shall any single or partial exercise by the Senior Creditor of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy of the Senior Creditor. No amendment, modification or waiver of any provision of this Agreement, nor any consent to any departure herefrom, shall in any event be effective unless the same shall be in writing and signed by the party to be charged therewith, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subordinated Creditor or any Debtor in any case shall, of itself; entitle such Subordinated Creditor or Debtor to any other or further notice or demand in similar or other circumstances.

15.           GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICT OF LAWS, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

16.	SUBMISSION TO JURISDICTION.

(A)           THE SUBORDINATED CREDITORS AND THE DEBTORS HEREBY EXPRESSLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBORDINATED CREDITORS’ OR THE DEBTORS’ OBLIGATIONS HEREUNDER AND THE SUBORDINATED CREDITORS AND THE DEBTORS AGREE THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED UPON THE SUBORDINATED CREDITORS OR THE DEBTORS WITHIN OR WITHOUT SUCH COURT’S JURISDICTION BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) OR BY PERSONAL SERVICE, AT THE ADDRESS OF SUCH PARTY SPECIFIED NEXT TO ITS SIGNATURE HERETO (OR AT SUCH OTHER ADDRESS AS SUCH PARTY SHALL SPECIFY BY A PRIOR NOTICE IN WRITING TO THE SENIOR CREDITOR).

(B)           THE SUBORDINATED CREDITORS AND THE DEBTORS HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY FEDERAL OR STATE COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(C)           NOTWITHSTANDING THE FOREGOING, THE SENIOR CREDITOR MAY SUE ANY SUBORDINATED CREDITOR OR DEBTOR IN ANY  JURISDICTION WHERE SUCH SUBORDINATED CREDITOR OR DEBTOR OR ANY OF THEIR RESPECTIVE ASSETS MAY BE FOUND AND MAY SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

17.           WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THE AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

18.           Expenses. The Debtor agrees to pay all costs and expenses of the Senior Creditor (including the reasonable fees and disbursements of counsel) in connection with the preparation of this Agreement and any amendment hereof. The Debtor and the Subordinated Creditors jointly and severally agree to pay all costs and expenses (including the reasonable fees and disbursements of counsel) in connection with the enforcement of any rights of the Senior Creditor hereunder.

19.           Termination; Payment in Full; Reinstatement.

(a)           This Agreement is a continuing agreement and shall remain in full force and effect so long as the Client may incur obligations to the Senior Creditor under the Factoring Agreement and/or Supply Agreement, and until the Senior Debt has been Paid in Full.

(b)           The Senior Debt shall not be deemed to have been Paid in Full for purposes of this Agreement until all amounts owing thereon (including, without limitation, all Post-Petition Interest, if any) shall have been paid to the Senior Creditor, whether or not a claim for such amounts (including a claim for such Post-Petition Interest) is enforceable and all applicable periods during which a trustee may avoid such payment under the Federal Bankruptcy Code or any insolvency, bankruptcy, liquidation or reorganization statute of any state shall have lapsed.

(c)           If at any time all or any part of any payment of the Subordinated Debt received by the Senior Creditor is or must be rescinded or returned to any Debtor for any reason whatsoever (including, without limitation, by reason of the insolvency, bankruptcy, or reorganization of such Debtor) this Agreement shall be reinstated with respect to such payment so rescinded or returned as though such payment had never been received by the Senior Creditor. The Subordinated Creditors and the Debtors jointly and severally agree that they will indemnify the Senior Creditor on demand for all reasonable costs and expenses (including, without limitation, attorney’s fees and disbursements) incurred by it in connection with such rescission or return.

20.           Assignments. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. In the event the Senior Debt or any portion thereof is acquired by any Person, the powers, benefits and obligations of the Senior Creditor under this Agreement and the subordination provided for herein shall, at the election of the Senior Creditor, inure to such Person, and all references herein to the “Senior Creditor” shall include such Person to the extent of the Senior Debt assigned to such Person. No Subordinated Creditor shall transfer, sell or otherwise dispose of the Subordinated Debt (or any portion thereof) or of any promissory note evidencing the Subordinated Debt except to a Person who agrees to become a party hereto and to be bound by all provisions hereof binding on the Subordinated Creditors. If the Subordinated Debt (or any portion thereof) is acquired by any Person, such Person, with respect to the Subordinated Debt acquired by it, shall in any event be subject and bound by the subordination provided for herein and all other obligations of the Subordinated Creditors hereunder.

21.           Addresses for Notices. Etc. All notices, requests, demands, instructions, directions and other communications provided for hereunder shall be in writing (which term shall include telecopied communications) and shall be mailed (by registered or certified mail, postage prepaid), telecopied or delivered to the applicable party at the address or telecopier number specified for such party opposite its signature line below or, as to any party, to such other address or telecopier number as such party shall specify by a notice in writing to the other parties hereto. Each notice, request, demand, instruction, direction or other communication provided for hereunder shall be deemed delivered (i) if by mail, five Business Days after being deposited in the mails, addressed to the applicable party at its address described above, (ii) if by hand, when delivered to the applicable party at such address, and (iii) if by telecopy, when it has been transmitted to the applicable party at such telecopier number.

22.           Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

23.           Benefit of Agreement. The debt subordination provisions of this Agreement are solely for the benefit of the parties hereto and are intended to regulate their rights and obligations among themselves and said provisions will not limit, enlarge or in any way affect the obligations of the Debtor to any Person not a party hereto. No provision of this Agreement shall, as between the Debtors and the Subordinated Creditors, impair the absolute right of the Subordinated Creditors to payment of the Subordinated Debt (subject to the rights of the Senior Creditor under this Agreement), it being understood that the subordination provisions hereof are intended to define the rights of the Senior Creditor on the one hand and the Subordinated Creditors on the other.

24.           Execution in Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, all of which when taken together shall constitute but one and the same agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of page left blank; signature page follows]

[Signature page to Subordination Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused their duly authorized officers to execute, this Agreement as of the date first above written.

Debtors:

Address:	PERF-GO GREEN, INC.
12 East 52nd Street, 4th floor
New York, New York 10022
Attn: Louis Giusto	By: /s/ Michael Caridi
Telecopier: (917) 210-3110	Name: Michael Caridi
Title: COO

Address:	PERF GO-GREEN HOLDING , INC.
12 East 52nd Street, 4th floor
New York, New York 10022
Attn: Louis Giusto	By: /s/ Michael Caridi
Telecopier: (917) 210-3110	Name: Michael Caridi
Title: COO

Subordinated Creditors:

Address:	WHALEHAVEN CAPITAL FUND LIMITED

_______________________________	By: _______________________________
_______________________________	Name:
Attn:	Title:
Telecopier: ___________

Address:
EXCALIBUR SPECIAL OPPORTUNITY FUND

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

[Signature page to Subordination Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused their duly authorized officers to execute, this Agreement as of the date first above written.

Debtors:

Address:	PERF-GO GREEN, INC.
12 East 52nd Street, 4th floor
New York, New York 10022
Attn: Louis Giusto	By:
Telecopier: (917) 210-3110	Name:
Title:

Address:	PERF GO-GREEN HOLDING , INC.
12 East 52nd Street, 4th floor
New York, New York 10022
Attn: Louis Giusto	By: _______________________________
Telecopier: (917) 210-3110	Name:
Title:

Subordinated Creditors:

Address:	WHALEHAVEN CAPITAL FUND LIMITED

_______________________________	By: /s/Brian Mazzella
_______________________________	Name: Brian Mazzella
Attn:	Title: CFO 8/18/09
Telecopier:

Address:
EXCALIBUR SPECIAL OPPORTUNITY FUND

_______________________________	By: _______________________________
_______________________________	Name:
Attn: _________________	Title:
Telecopier: ___________

[Signature page to Subordination Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused their duly authorized officers to execute, this Agreement as of the date first above written.

Debtors:

Address:	PERF-GO GREEN, INC.
12 East 52nd Street, 4th floor
New York, New York 10022
Attn: Louis Giusto	By: _______________________________
Telecopier: (917) 210-3110	Name:
Title:

Address:	PERF GO-GREEN HOLDING , INC.
12 East 52nd Street, 4th floor
New York, New York 10022
Attn: Louis Giusto	By: _______________________________
Telecopier: (917) 210-3110	Name:
Title:

Subordinated Creditors:

Address:	WHALEHAVEN CAPITAL FUND LIMITED

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
EXCALIBUR SPECIAL OPPORTUNITY FUND

_______________________________	By: /s/William Hechter
_______________________________	Name: William Hechter
Attn:_________________	Title: President of General Partner
Telecopier: ___________

Address:
CASTLERIGG MASTER INVESTMENTS LTD.

By: _______________________________
Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
BRIO CAPITAL L.P.

_______________________________	By: /s/ Shaye Hinch
_______________________________	Name:
Attn:_________________	Title: Managing Partner
Telecopier: ___________

Address:
BHANSALI EQUITIES

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
_______________________________
ERIK SADAH
_______________________________
_______________________________
Attn:_________________	_______________________________
Telecopier: ___________	MIKAL DROR

Address:
E.G.G. PENSION PLAN

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
CASTLERIGG MASTER INVESTMENTS LTD.

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
BRIO CAPITAL L.P.

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
BHANSALI EQUITIES

_______________________________	By: /s/ Rishikumar Bhansali
_______________________________	Name: Rishikumar Bhansali
Attn:_________________	Title: President
Telecopier: ___________

Address:

_______________________________
ERIK SADAH
_______________________________
_______________________________
Attn:_________________	_______________________________
Telecopier: ___________	MIKAL DROR

Address:
E.G.G. PENSION PLAN

_______________________________	By:
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
CASTLERIGG MASTER INVESTMENTS LTD.

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
BRIO CAPITAL L.P.

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
BHANSALI EQUITIES

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:

/s/ Erik Sadah
ERIK SADAH
_______________________________
_______________________________
Attn:_________________	/s/ Mikal Dror
Telecopier: ___________	MIKAL DROR (Michal)

Address:
E.G.G. PENSION PLAN

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
CASTLERIGG MASTER INVESTMENTS LTD.

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
BRIO CAPITAL L.P.

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
BHANSALI EQUITIES

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:

_______________________________
ERIK SADAH
_______________________________
_______________________________
Attn:_________________	_______________________________
Telecopier: ___________	MIKAL DROR

Address:
E.G.G. PENSION PLAN
_______________________________
_______________________________	/s/ Stephen B. Wechsler
Attn:_________________	Name: Stephen B. Wechsler
Telecopier: ___________	Title: Trustee

Address:
BROKERAGE SERVICES PENSION TRUST

_______________________________	By: /s/ Marvin Meyer
_______________________________	Name: Marvin Meyer
Attn:_________________	Title: Trustee
Telecopier: ___________

Address:
SEMPER GESTION SA

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Senior Creditor:
Address:
237 West 37th Street	STAR FUNDING, INC.
New York, New York 10018
Attn: Mr. Martin Weingarten	By: _______________________________
Name:
Telecopier: (212) 768-9800	Title:
Telephone: (212) 768-9900

Address:
BROKERAGE SERVICES PENSION TRUST

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Address:
SEMPER GESTION SA

_______________________________	By: /s/ Henri de Raemy/Blaise Hett-Arnold- Secy.
_______________________________	Name: Henri de Raemy
Attn:_________________	Title: Director
Telecopier: ___________

Senior Creditor:
Address:
237 West 37th Street	STAR FUNDING, INC.
New York, New York 10018
Attn: Mr. Martin Weingarten	By: _______________________________
Name:
Telecopier: (212) 768-9800	Title:
Telephone: (212) 768-9900

Address:
SEMPER GESTION SA

_______________________________	By: _______________________________
_______________________________	Name:
Attn:_________________	Title:
Telecopier: ___________

Senior Creditor:
Address:
237 West 37th Street	STAR FUNDING, INC.
New York, New York 10018
Attn: Mr. Martin Weingarten	By: /s/ Martin Weingarten
Name: Martin Weingarten
Telecopier: (212) 768-9800	Title: Chief Executive Officer
Telephone: (212) 768-9900

EXHIBIT A

LIST OF SUBORDINATED CREDITORS

See List Annexed Hereto

EXHIBIT A

LIST OF SUBORDINATED CREDITORS

Dr. Eric Sadah & Mrs. Mikal Dror
Bhansali Equities
EGG PENSION TRUST
BROKERAGE SERVICE PENSION TRUST
Whalehaven Capital Fund Limited
Brio Capital L.P.
Excalibur Special Opportunity Fund L.P.
Semper Gestion

SCHEDULE I

SCHEDULE OF SUBORDINATED DEBT

1.	List of agreements, instruments and documents governing or related to the Subordinated Debt:

10% Secured Convertible Debenture between the Guarantor and each Subordinated Creditor;

Form of Warrant between the Guarantor and each Subordinated Creditor;

Form of Security Agreement between the Guarantor and each Subordinated Creditor;

Form of Registration Rights Agreement between the Guarantor and each Subordinated Creditor

2.	Outstanding amount, character and maturity of the Subordinated Debt and applicable interest rate:

See List Annexed hereto.

Perf Go-Green Holdings, Inc.
Note Holder
March, 2009

	Amount of Note	Interest Rate	Interest One Year	# of Years	Total Interest Calculated
Dr. Eric Sadah & Mrs. Mikal Dror	$50,000.00	10%	$5,000.00	3	$15,000-00
Bhansali Equities	$500,000.00	10%	$50,000.00	3	$150,000.00
EGG PENSION TRUST	$100,000.00	10%	$10,000.00	3	$30,000.00
BROKERAGE SERVICE PENSION TRUST	$100,000.00	10%	$10,000.00	3	$30,000.00

Whalehaven Capital Fund Limited	$140,471.25	10%	$14,047.13	3	$49,344.18
Brio Capital L.P.	$125,000.00	10%	$12,500.00	3	$37,500.00
Excalibur Special Opportunity Fund L.P.	$225,000.00	10%	$22,500.00	3	$67,50000
Semper Gestion	$1,500,000.00	10%	$150,000.00	3	$450,000.00
Castlerigg	$2,500,000.00	10%	$250,000.00	3	$750,000.00
	$5,240,471.25		524,047.13		1,579,344.18